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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-79391).

Hopkinsville, Kentucky                   /s/York, Neel & Co. - Hopkinsville, LLP
Date:  March 29, 2002